                                                                    EXHIBIT 10.4



                                 AMENDMENT NO. 1
                                       TO
                             LAUNCH SERVICE CONTRACT

         This Amendment (the "Amendment") is made and effective as of the 10th day of January, 2002, by and between and Lockheed Martin Commercial Launch Services, Inc. ("Contractor"), having a principal place of business at 1660 International Drive, Suite 800, McLean, Virginia 22102, and EchoStar Orbital Corporation ("Customer"), having a principal place of business at 5701 S. Santa Fe Drive, Littleton, Colorado 80120.

         WHEREAS, Contractor and Customer have previously entered into a written Launch Services Contract (the "Contract") effective as of January 31, 2001; and

         WHEREAS, Contractor and Customer desire to amend the Contract;

         NOW, THEREFORE, in consideration of the benefits which will accrue to each party as a result of the matters described below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the parties agree to amend the Contract as follows:

1. Deletion of Contract Provisions. Sections [CONFIDENTIAL INFORMATION OMITTED] and [CONFIDENTIAL INFORMATION OMITTED] of the Contract and all references thereto in the Contract are hereby deleted in their entirety, and each Party hereby (a) waives any and all rights and remedies that it may previously have had under Sections [CONFIDENTIAL INFORMATION OMITTED] and [CONFIDENTIAL INFORMATION OMITTED] and (b) releases the other Party from any and all duties and obligations that such other Party may have had under Sections [CONFIDENTIAL INFORMATION OMITTED] and [CONFIDENTIAL INFORMATION OMITTED].

2.       [CONFIDENTIAL INFORMATION OMITTED]

3.       [CONFIDENTIAL INFORMATION OMITTED]

4.       Payments for EchoStar VII and EchoStar VIII Launches.


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                                                    CONFIDENTIAL AND PROPRIETARY

                                                                    EXHIBIT 10.4



         4.1 Customer hereby agrees to make the [CONFIDENTIAL INFORMATION OMITTED] payment [CONFIDENTIAL INFORMATION OMITTED] and [CONFIDENTIAL INFORMATION OMITTED] payment [CONFIDENTIAL INFORMATION OMITTED] for the Launch of EchoStar VII to Contractor by one or more company checks totaling [CONFIDENTIAL INFORMATION OMITTED] on [CONFIDENTIAL INFORMATION OMITTED]. Customer hereby further agrees to make the [CONFIDENTIAL INFORMATION OMITTED] payment [CONFIDENTIAL INFORMATION OMITTED], [CONFIDENTIAL INFORMATION OMITTED] payment [CONFIDENTIAL INFORMATION OMITTED] and [CONFIDENTIAL INFORMATION OMITTED] payment [CONFIDENTIAL INFORMATION OMITTED] for the Launch of EchoStar VIII to Contractor by one or more company checks totaling [CONFIDENTIAL INFORMATION OMITTED] on [CONFIDENTIAL INFORMATION OMITTED]. The parties hereby agree that the above payments to Contractor for EchoStar VII and EchoStar VIII, [CONFIDENTIAL INFORMATION OMITTED] shall be made concurrently at EchoStar's headquarters located in Littleton, Colorado on [CONFIDENTIAL INFORMATION OMITTED].

         4.2      [CONFIDENTIAL INFORMATION OMITTED]

5.       [CONFIDENTIAL INFORMATION OMITTED]

6. The last sentence of Article [CONFIDENTIAL INFORMATION OMITTED] of the Contract, entitled [CONFIDENTIAL INFORMATION OMITTED] is hereby deleted.

7. Except as expressly modified herein, the Contract shall remain in full force and effect in accordance with its terms and conditions.

8. All capitalized terms not defined herein shall have the meaning ascribed to them in the Contract.


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                                                    CONFIDENTIAL AND PROPRIETARY

                                                                    EXHIBIT 10.4



         IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representatives as of the date first written above.

LOCKHEED MARTIN COMMERCIAL
LAUNCH SERVICES, INC.



-------------------------
Name:
Title:

ECHOSTAR ORBITAL
CORPORATION


-------------------------
Name:
Title:


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                                                    CONFIDENTIAL AND PROPRIETARY